united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew B. Rogers , Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 4/30

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

Eagle MLP Strategy Fund
Class A Shares: EGLAX
Class C Shares: EGLCX
Class I Shares: EGLIX

Annual Report
April 30, 2017

Distributed by Northern Lights Distributors, LLC
Member FINRA

June 23, 2017

Dear Investor:

The Eagle MLP Strategy Fund (“Fund”) is an open end mutual fund that invests in a portfolio of Master Limited Partnerships (“MLPs”) and MLP-related securities that provide exposure to the underlying price and income characteristics of predominately midstream energy infrastructure assets in an attempt to generate attractive, long-term risk adjusted returns. The Fund’s Co-Advisor, Eagle Global Advisors, LLC, draws upon a successful fifteen years of experience selecting and investing in MLPs and MLP-related securities. The Fund’s investments attempt to capture the income and market characteristics of MLPs and MLP-related securities while not participating in the tax complexities that can reduce the attractiveness of investing in this asset class, including K-1s, state and local tax filings and Unrelated Business Taxable Income (“UBTI”). As of April 30, 2017, the Fund had approximately $864 million of assets under management.

Fund Performance

During the Fund’s fiscal year, May 1, 2016 through April 30, 2017 (the “Investment Period”), the Fund’s Class I Shares appreciated by 22.90%, Class A Shares appreciated by 22.61% and Class C appreciated by 21.90%. The Co-Advisors believe the Fund performed very well vs. similar funds and appropriate benchmarks.

Figure 1

The Fund’s Investment Results

As of April 30, 2017	May-June 2016	Q3 2016	Q4 2016	Q1 2017	April 2017	One Year	Since Inception
Class A (NAV)	8.75%	10.74%	5.14%	-0.56%	-2.63%	22.61%	0.84%
Class A (Max Load)	2.49%	4.34%	-0.91%	-6.28%	-8.25%	15.55%	-0.44%
Class C (NAV)	8.77%	10.43%	4.97%	-0.75%	-2.59%	21.90%	-2.06%
Class I (NAV)	8.88%	10.78%	5.09%	-0.38%	-2.67%	22.90%	1.10%
Alerian MLP Index	7.79%	1.07%	2.04%	3.95%	-1.28%	14.08%	1.19%

*	The inception date of Class A and Class I is 9/14/12 and Class C is 2/21/13. The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and its performance is reported for the period 9/14/12 through 4/30/17. Returns for periods longer than one year are annualized. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment Co-Advisors have contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2017 to ensure that the net annual fund operating expenses will not exceed 1.65% for Class A, 2.40% for Class C and 1.40% for Class I, subject to possible recoupment from the Fund in future years. The total annual fund operating expenses are Class A 1.75%, Class C 2.50% and Class I 1.51% per the Fund’s Prospectus filed August 29, 2016. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. Performance over short periods of time should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-888-868-9501. The maximum sales charge (load) for Class A is 5.75%. Class A investors may be eligible for a reduction in sales charges. See the Fund’s prospectus for more information.

Investment Environment

The past year has certainly been eventful highlighted not only by the U.S. election but also by the United Kingdom’s vote to Brexit the European Union, OPEC production cuts, and a strong recovery for MLPs/midstream investors, to name just a few. Our basic expectation for the new U.S. administration is a more business friendly and less intrusive federal government, which we believe, when combined a rebalancing of the energy markets and stronger company financials, allows the oil and natural gas industry to focus on what they do best, produce! Balance sheets are stronger, debt coverage ratios are higher, operating costs have been streamlined, and we believe there is substantial upside via operating leverage for midstream companies as exploration & production companies (E&Ps) increase production. There is also talk of reflation, an additional tailwind for energy infrastructure as it allows for higher fees on top of potentially higher volumes. We believe these changes can be a catalyst for a higher growth environment.

OPEC: Victory or Capitulation?

On November 30, 2016 OPEC agreed to cut oil production for the first six months in 2017, and again on May 25, 2017 agreed to extend those cuts through the first quarter of 2018 to help bring inventories back in line with historical norms. The first cut drove oil prices 20-25% higher until they stabilized in the low-to-mid $50s/bbl. However, the extension of the cut underwhelmed the market in the face of higher inventories and oil prices have again migrated lower. Some claim OPEC achieved its goal of decimating U.S. shale and are now colluding to increase pricing, while others suggest OPEC capitulated and point out the lack of U.S. shale bankruptcies as proof. We highlight that U.S. shale did an outstanding job lowering its costs (in some cases by 50%), and has also right-sized the industry to compete in even a $40-$50/bbl oil price environment.

In the end, what we focus on is that North American oil volumes have stabilized and are now increasing, an important step for the MLP sector’s return to growth. We see consensus calling for MLP cash flow growth to return in the second half of 2017.

Monthly U.S. Oil Production (Million Barrels per Day)

Source: EIA

Recent Oil Price Weakness

We thought it relevant to strike down an issue that has recently dominated Energy airwaves: Recent weakness in oil prices portends another crisis. The line of thinking is that the crude oil inventory glut grows despite the OPEC agreement to cut production. While the resiliency of U.S. shale has raised eyebrows, it’s widely agreed upon that it is simply too early to gauge the impact of OPEC cuts and the timing of when they will be effective.

For midstream, we reiterate our view that the continued rise in rig count implies that producers are more focused on economics of production relative to absolute prices. Activity and the expectation for volume growth is the heart of what the midstream sector is all about. Producers are theoretically indifferent on oil prices so long as they earn their “IRR”. In our view, as long as activity continues to increase, the outlook for midstream is bright.

Source: Baker Hughes

Trump Administration – Pro-Business/Pro-Energy

We emphasize three cabinet picks we believe support our view that a Trump Administration will be pro-business and pro-energy: ex-CEO of ExxonMobil Rex Tillerson as Secretary of State, ex-Governor of Texas Rick Perry as Secretary of Energy, and Attorney General of Oklahoma Scott Pruitt as Administrator of the Environmental Protection Agency. Each has been a strong supporter of oil and natural gas development and understands the energy business and how government can be a positive force for growth. A trending concern has been increasing regulatory oversight as the permitting process has grown longer and interactions more adversarial under the previous administration. We would expect federal oversight to become less political as the green lobby’s influence subsides with the departure of the Obama Administration. While we don’t expect an immediate explosion of growth projects as the energy industry is still working through a weak market, there is still much infrastructure needed in the United States. So when the time is right, the MLP sector will have confidence in the process and regulatory consistency to get projects across the finish line.

Yield Spread Analysis Implies MLPs are Still Inexpensive

The MLP yield spread over the 10-year Treasury yield shows the sector currently trades at a discount to historical averages of approximately 122 basis points.

Source: Alerian, Bloomberg. As of May 31, 2017. Past performance is not indicative of future results.

We Believe Security Selection is Increasingly Important

Within each sub-sector of the midstream energy infrastructure sector the risk profile can vary greatly. Variability occurs in each sub-sector and certain segments benefit during different market environments. Stock selection is critically important. Higher rig counts, better basin delineation, and increasing demand provide a solid clue of where volumes will likely go and why we remain positive.

Corporate Actions, Capital Raises and Fund Flows

Capital markets were generally open for MLPs/midstream companies over the past year as significant capital was raised in follow-on offerings and in the ATM market (i.e. At-the-Market transactions). We also highlight the successful IPO of Hess Midstream Partners (HESM), joining Noble Midstream (NBLX) as the second new equity issuance since the oil crash in 2014. The above paints a very nice picture of where the midstream sector stands today.

Performance Attribution

The Fund’s investments in General Partners and Gathering & Processing were the best performers while investments in the Pipelines-Refined Products segment underperformed during the period.

Figure 2

Estimated Monthly Performance Attribution by Sector
Fiscal Year Ending April 30, 2017*

	May-June 2016	Q3 2016	Q4 2016	Q1 2017	April 2017	One Year
Diversified	1.99%	1.69%	0.46%	-0.96%	-0.90%	2.33%
Gathering/Processing	0.51%	1.09%	1.10%	0.48%	-0.46%	2.92%
General Partner	3.27%	4.86%	1.45%	-0.76%	-0.43%	8.91%
Natural Gas Pipeline	0.12%	0.59%	0.00%	0.05%	0.00%	0.80%
Pipeline-Refined Products	0.18%	-0.11%	0.07%	0.34%	-0.01%	0.53%
Pipelines & Transportation	1.99%	1.22%	1.54%	-0.17%	-0.57%	4.28%
Shipping	0.45%	1.85%	1.13%	0.35%	0.00%	4.08%
MLP Index Securities	0.49%	0.04%	0.12%	0.20%	-0.10%	0.81%
Other Energy Infrastructure	0.16%	0.00%	-0.29%	0.40%	0.01%	0.30%
Cash	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Class I Performance*	8.88%	10.78%	5.09%	-0.38%	-2.67%	22.90%

*     The attribution data will not match the performance results of the Fund as it is an estimate and does not include Fund expenses and the results of residual cash balances.

Outlook

We remain optimistic about the long-term investment opportunity for MLPs as we expect demand for midstream services will continue to expand. It appears U.S. oil production has bottomed and the number of oil drilling rigs in the U.S. has more than doubled since the bottom in May 2016. We also expect natural gas volumes produced to continue to increase as we continue to see many visible sources of new demand for U.S. natural gas including new chemical and industrial plants, new gas-fired electric generation facilities, and exports via pipeline and LNG in the years to come. The INGAA Foundation’s latest North American infrastructure report estimates total hydrocarbon infrastructure spend in North America will total over $500 billion over the 2015-2035 time period with natural gas infrastructure spend estimated to be close to two-thirds of the total ($310 billion). With this type of growth potential, we believe there is significant long-term value in the asset class in terms of distribution yield, distribution growth and total return.

Very Truly Yours,

Princeton Fund Advisors, LLC	Eagle Global Advisors, LLC
Co-Advisor to the Fund	Co-Advisor to the Fund

6858-NLD-6/26/2017

Eagle MLP Strategy Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

The Fund’s performance figures* for the periods ended April 30, 2017, compared to its benchmark:

			Annualized	Annualized
		Annualized	Inception**-	Inception*** -
	One Year	Three Year	April 30, 2017	April 30, 2017
Eagle MLP Strategy Fund – Class A	22.61%	(9.27)%	0.84%	N/A
Eagle MLP Strategy Fund – Class A with load	15.55%	(11.04)%	(0.44)%	N/A
Eagle MLP Strategy Fund – Class C	21.90%	(9.93)%	N/A	(2.06)%
Eagle MLP Strategy Fund – Class I	22.90%	(9.05)%	1.10%	N/A
Alerian MLP Index	14.08%	(4.52)%	1.19%	(0.64)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 1.75% for Class A shares, 2.50% for Class C shares and 1.51% for Class I shares per the August 29, 2016 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.66%, 2.41%, and 1.41% for Class A, Class C and Class I shares, respectively. The Fund’s performance would have been lower had the Co-Advisers not waived fees and/or reimbursed expenses. Class A shares are subject to a maximum sales charge up to 5.75% (which may be reduced or waived by the Co-Advisers) imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date for Class A and Class I is September 14, 2012.

***	Inception date for Class C is February 21, 2013.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this asset class. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $100,000 Investment

Eagle MLP Strategy Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2017

The Fund’s Top Industry Sectors as of April 30, 2017 are as follows:

Asset Class	% of Net Assets
Master Limited Partnerships - MLPs
General Partner – Energy	21.8%
Pipelines & Transportation	20.0%
Diversified	16.5%
Shipping	13.7%
Gathering/Processing	8.1%
Pipeline-Refined Products	7.2%
Energy Infrastructure	2.0%
Utility	0.4%
Natural Gas Pipeline	0.1%
Exchange Traded Notes	8.1%
Short-Term Investment	1.4%
Preferred Stock - Energy Infrastructure	0.1%
Cash & Other Assets in Excess of Other Liabilities	0.6%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2017

Shares		Fair Value
	MLP & MLP RELATED SECURITIES - 89.8%
	DIVERSIFIED - 16.5%
1,396,991	Enbridge Energy Management LLC *	$25,928,153
1,172,000	Energy Transfer Equity LP	21,869,520
2,215,300	Kinder Morgan, Inc.	45,701,639
790,800	NGL Energy Partners LP	12,652,800
664,900	Tesoro Logistics LP	36,476,414
		142,628,526
	ENERGY INFRASTRUCTURE - 2.0%
915,000	VTTI Energy Partners LP	17,430,750

	GATHERING/PROCESSING - 8.1%
693,400	DCP Midstream Partners LP	26,272,926
790,000	Targa Resources Corp.	43,552,723
		69,825,649
	GENERAL PARTNER - ENERGY - 21.8%
905,000	ONEOK, Inc.	47,612,050
2,129,100	Plains GP Holdings LP	63,383,307
1,027,680	Tallgrass Energy GP LP	27,695,976
1,634,500	The Williams Companies., Inc.	50,064,735
		188,756,068
	NATURAL GAS PIPELINE - 0.1%
20,000	Cheniere Energy Partners LP	635,000

	PIPELINE - REFINED PRODUCTS - 7.2%
486,200	Buckeye Partners LP	33,635,316
220,000	Genesis Energy LP	6,894,800
213,000	Magellan Midstream Partners LP	15,825,900
116,800	NuStar Energy LP	5,626,256
		61,982,272
	PIPELINES & TRANSPORTATION - 20.0%
419,000	Enbridge, Inc.	17,367,550
1,754,000	Enlink Midstream LLC	32,361,300
1,602,400	Enterprise Products Partners LP	43,777,568
1,518,600	SemGroup Corp. - Class A	50,569,380
268,943	Shell Midstream Partners LP	8,614,244
430,000	TransCanada Corp.	19,969,200
		172,659,242
	SHIPPING - 13.7%
1,380,000	GasLog Ltd.	19,320,000
601,787	GasLog Partners LP	14,352,620
1,204,981	Golar LNG Partners LP	27,509,716
458,447	Hoegh LNG Partners LP	9,283,552
835,600	Knott Offshore Partners LP	20,012,620
275,000	Navios Maritime Midstream Partners LP	3,316,500
813,694	Teekay Corp.	7,062,864
3,355,000	Teekay Offshore Partners, LP	17,815,050
		118,672,922

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2017

Shares		Fair Value
	UTILITY - 0.4%
207,850	NRG Yield, Inc.	$3,604,119

	TOTAL MLP & MLP RELATED SECURITIES (Cost $847,219,953)	776,194,548

	EXCHANGE TRADED NOTES - 8.1%
	EQUITY FUNDS - 8.1%
1,751,100	ETRACS Alerian MLP Index ETN	35,162,088
1,098,100	JPMorgan Alerian MLP Index ETN	34,974,485
	TOTAL EXCHANGE TRADED NOTES (Cost $68,459,037)	70,136,573

	PREFERRED STOCK - 0.1%
	ENERGY INFRASTRUCTURE - 0.1%
28,130	Anadarko Petroleum Corp., 7.500% due 6/7/2018 (Cost $1,038,549)	1,291,448

Shares
	SHORT-TERM INVESTMENT - 1.4%
	MONEY MARKET FUND - 1.4%
11,711,588	Goldman Sachs Financial Square Funds - Government Fund	11,711,588
	to yield 0.65% ** (Cost $11,711,588)

	TOTAL INVESTMENTS - 99.4% (Cost $928,429,127) (a)	$859,334,157
	OTHER ASSETS LESS LIABILITIES - 0.6%	5,501,068
	NET ASSETS - 100.0%	$864,835,225

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $909,330,244 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$81,161,634
Unrealized Depreciation:	(131,157,721)
Net Unrealized Depreciation:	$(49,996,087)

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on April 30, 2017.

MLP - Master Limited Partnership

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2017

ASSETS
Investments (cost $928,429,127)	$859,334,157
Receivable for Fund shares sold	2,332,630
Dividends and interest receivable	5,070,845
Receivable for securities sold	2,061,574
Cash	147,417
Prepaid expenses and other assets	68,253
TOTAL ASSETS	869,014,876

LIABILITIES
Payable for Fund shares purchased	648,260
Payable for investments purchased	2,431,619
Investment advisory fees payable, net	795,464
Payable to related parties	42,495
Distribution (12b-1) fees payable	38,633
Accrued expenses and other liabilities	223,180
TOTAL LIABILITIES	4,179,651
NET ASSETS	$864,835,225

Net Assets Consist Of:
Paid in capital	$1,100,992,554
Undistributed net investment income	15,621,902
Accumulated net realized loss from security transactions and options	(191,976,951)
Net unrealized depreciation of investments and options	(59,802,280)
NET ASSETS	$864,835,225

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
April 30, 2017

Net Asset Value Per Share:
Class A Shares:
Net Assets	$65,923,027
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,948,736
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.29
Maximum offering price per share (maximum sales charge of 5.75%)	$8.80

Class C Shares:
Net Assets	$29,374,488
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,549,218
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.28

Class I Shares:
Net Assets	$769,537,710
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	92,667,593
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.30

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2017

INVESTMENT INCOME
Dividend Income	$30,104,076
Interest Income	51,921
TOTAL INVESTMENT INCOME	30,155,997

EXPENSES
Investment advisory fees	10,195,404
Distribution (12b-1) Fees:
Class A	171,900
Class C	326,430
Non 12b-1 shareholder servicing fees	747,704
Administrative services fees	550,706
Accounting services fees	125,310
Transfer agent fees	84,731
Custodian fees	73,097
Printing and postage expenses	72,179
Registration fees	48,057
Audit and tax fees	45,064
Compliance officer fees	30,637
Insurance expense	28,051
Legal fees	18,578
Trustees fees and expenses	14,096
Other expenses	25,193
TOTAL EXPENSES	12,557,137

Less: Fees waived by the Co-Advisers	(634,426)
NET EXPENSES	11,922,711
NET INVESTMENT INCOME	18,233,286

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss):
Investments	(39,710,883)
Options	(298)
Foreign currency transactions	(852)
Net Realized Loss	(39,712,033)

Net change in unrealized appreciation on:
Investments	181,369,420
Foreign currency transactions	1,431
Net change in unrealized appreciation	181,370,851

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	141,658,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$159,892,104

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
FROM OPERATIONS
Net investment income	$18,233,286	$28,569,495
Net realized loss from security transactions	(39,712,033)	(144,013,007)
Net change in unrealized (depreciation) of investments	181,370,851	(336,045,258)
Net increase (decrease) in net assets resulting from operations	159,892,104	(451,488,770)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,498,615)	(4,574,907)
Class C	(628,328)	(1,900,839)
Class I	(14,685,651)	(38,740,004)
From return of capital:
Class A	(2,742,414)	(1,052,926)
Class C	(1,136,326)	(350,602)
Class I	(32,457,607)	(7,991,480)
Net decrease in net assets resulting from distributions to shareholders	(53,148,941)	(54,610,758)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	20,191,391	54,824,735
Class C	3,924,797	9,049,713
Class I	246,900,391	660,498,525
Net asset value of shares issued in reinvestment of distributions:
Class A	3,877,476	5,052,910
Class C	1,620,566	2,130,064
Class I	38,814,896	37,685,926
Payments for shares redeemed:
Class A	(34,215,149)	(58,874,848)
Class C	(12,251,338)	(15,486,316)
Class I	(227,995,668)	(465,058,103)
Net increase in net assets resulting from shares of beneficial interest	40,867,362	229,822,606

TOTAL INCREASE (DECREASE) IN NET ASSETS	147,610,525	(276,276,922)

NET ASSETS
Beginning of Year	717,224,700	993,501,622
End of Year*	$864,835,225	$717,224,700
* Includes undistributed net investment income of:	$15,621,902	$8,684,552

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Class A:
Shares Sold	2,478,663	6,758,755
Shares Reinvested	476,563	642,737
Shares Redeemed	(4,176,280)	(8,109,444)
Net decrease in shares of beneficial interest outstanding	(1,221,054)	(707,952)

Class C:
Shares Sold	478,501	1,034,582
Shares Reinvested	199,599	276,629
Shares Redeemed	(1,489,445)	(1,752,595)
Net decrease in shares of beneficial interest outstanding	(811,345)	(441,384)

Class I:
Shares Sold	27,981,287	79,308,807
Shares Reinvested	4,745,025	4,956,850
Shares Redeemed	(26,077,708)	(58,623,623)
Net increase in shares of beneficial interest outstanding	6,648,604	25,642,034

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
Class A	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$7.20	$13.23	$13.30	$11.81	$10.00
Activity from investment operations:
Net investment income (2)	0.17	0.31	0.31	0.23	0.19
Net realized and unrealized gain (loss) on investments	1.44	(5.76)	0.21	1.72	1.73
Total from investment operations	1.61	(5.45)	0.52	1.95	1.92
Less distributions from:
Net investment income	(0.16)	(0.48)	(0.11)	(0.04)	(0.05)
Net realized gains	—	—	—	—	(0.01)
Return of capital	(0.36)	(0.10)	(0.48)	(0.42)	(0.05)
Total distributions	(0.52)	(0.58)	(0.59)	(0.46)	(0.11)
Net asset value, end of period	$8.29	$7.20	$13.23	$13.30	$11.81
Total return (3)	22.61%	(41.37)%	3.91%	16.76%	19.21	% (6)
Net assets, at end of period (000s)	$65,923	$66,005	$130,640	$85,399	$18,609
Ratio of gross expenses to average net assets (4)(5)	1.73%	1.74%	1.72%	1.73%	2.06%
Ratio of net expenses to average net assets (5)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets, net (5)	2.04%	3.43%	2.31%	1.83%	2.72%
Portfolio Turnover Rate	31%	30%	21%	7%	6	% (6)

(1)	The Eagle MLP Strategy Fund’s Class A shares commenced operations on September 14, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Co-Advisers not waived a portion of their fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
Class C	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$7.18	$13.19	$13.29	$11.82	$10.00
Activity from investment operations:
Net investment income (2)	0.11	0.23	0.21	0.12	0.03
Net realized and unrealized gain (loss) on investments	1.45	(5.73)	0.19	1.74	1.83
Total from investment operations	1.56	(5.50)	0.40	1.86	1.86
Less distributions from:
Net investment income	(0.15)	(0.43)	(0.10)	—	(0.02)
Return of capital	(0.31)	(0.08)	(0.40)	(0.39)	(0.02)
Total distributions	(0.46)	(0.51)	(0.50)	(0.39)	(0.04)
Net asset value, end of period	$8.28	$7.18	$13.19	$13.29	$11.82
Total return (3)	21.90%	(41.82)%	3.01%	15.91%	8.21	% (6)
Net assets, at end of period (000s)	$29,374	$31,322	$63,358	$24,169	$1,559
Ratio of gross expenses to average net assets (4)(5)	2.48%	2.49%	2.47%	2.48%	2.81%
Ratio of net expenses to average net assets (5)	2.40%	2.40%	2.40%	2.40%	2.40%
Ratio of net investment income to average net assets, net (5)	1.29%	2.64%	1.61%	0.99%	1.15%
Portfolio Turnover Rate	31%	30%	21%	7%	6	% (6)

(1)	The Eagle MLP Strategy Fund’s Class C shares commenced operations on February 21, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Co-Advisers not waived a portion of their fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
Class I	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$7.21	$13.24	$13.32	$11.82	$10.00
Activity from investment operations:
Net investment income (2)	0.19	0.33	0.35	0.25	0.19
Net realized and unrealized gain (loss) on investments	1.44	(5.76)	0.19	1.74	1.75
Total from investment operations	1.63	(5.43)	0.54	1.99	1.94
Less distributions from:
Net investment income	(0.17)	(0.50)	(0.12)	(0.07)	(0.06)
Net realized gains	—	—	—	—	(0.01)
Return of capital	(0.37)	(0.10)	(0.50)	(0.42)	(0.05)
Total distributions	(0.54)	(0.60)	(0.62)	(0.49)	(0.12)
Net asset value, end of period	$8.30	$7.21	$13.24	$13.32	$11.82
Total return (3)	22.90%	(41.18)%	4.08%	17.07%	19.43	% (6)
Net assets, at end of period (000s)	$769,538	$619,898	$799,504	$512,208	$116,204
Ratio of gross expenses to average net assets (4)(5)	1.48%	1.50%	1.47%	1.48%	1.81%
Ratio of net expenses to average net assets (5)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets, net (5)	2.29%	3.82%	2.59%	1.99%	2.75%
Portfolio Turnover Rate	31%	30%	21%	7%	6	% (6)

(1)	The Eagle MLP Strategy Fund’s Class I shares commenced operations on September 14, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Co-Advisers not waived a portion of their fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2017

1.	ORGANIZATION

The Eagle MLP Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return from income and capital appreciation.

The Fund currently offers Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, depending on how much you invest which may be waived by the Adviser under certain circumstances. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies set by the Trust and followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisers. The team may also enlist third party consultants, such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisers. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of a Co-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause a co-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “Significant Event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the co-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the co-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Fund’s prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2017 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
MLP & MLP Related Securities	$776,194,548	$—	$—	$776,194,548
Exchange Traded Notes	70,136,573	—	—	70,136,573
Preferred Stock	1,291,448	—	—	1,291,448
Short Term Investment	11,711,588	—	—	11,711,588
Total	$859,334,157	$—	$—	$859,334,157

There were no transfers into or out of Level 2 or Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of a Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Alerian MLP Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund did not hold any call options as of April 30, 2017.

For the year ended April 30, 2017, the Fund had realized loss of $298 from option contracts.

The value of derivative instruments outstanding as of April 30, 2017, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the period as disclosed above as an indicator of the volume of derivative activity for the fund.

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended April 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Contracts	Net realized gain (loss) from option contracts purchased
Net change in unrealized appreciation/depreciation from options contracts purchased

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure serve as indicators of the volume of derivative activity for the Fund for the year ended April 30, 2017:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
Derivative Investment Type	Equity	Total for the Year Ended April 30, 2017
Written Options	$(298)	$(298)
	$(298)	$(298)

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

As of the year ended April 30, 2017 no option contracts were held and the Fund had unrealized appreciation of $0 from option contracts.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open tax years 2014 – 2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $247,482,261 and $228,639,433 respectively.

The number of option contracts written and the premiums received by the Fund during the year ended April 30, 2017, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	(5,100)	(103,065)
Options closed	—	—
Options exercised	5,100	103,065
Options outstanding, end of year	—	$—

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC and Eagle Global Advisors, LLC, serve as the Fund’s investment co-advisers (the “Co-Advisers”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Co-Advisers, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. As compensation for their services and the related expenses borne by the Co-Advisers, the Fund pays the Co-Advisers a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended April 30, 2017, the Fund incurred advisory fees of $10,195,404.

Pursuant to a written contract (the “Waiver Agreement”), the Co-Advisers have agreed, at least until August 31, 2017, to waive a portion of their advisory fee and have agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding expenses such as any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than a Co-Adviser)) do not exceed 1.65% per annum of Class A average daily net assets, 2.40% per annum of Class C average daily net assets, and 1.40% per annum of Class I average daily net assets (the “Expense Limitation”). For the year ended April 30, 2017, the Co- Advisers waived expenses of $634,426.

If the Co-Advisers waive any fees or reimburse any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A, Class C and Class I shares, respectively, are subsequently less than the Expense Limitation, the Co-Advisers shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

cause the Fund’s expenses to exceed the Expense Limitation. If the operating expenses attributable to the Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Co-Advisers may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate the Waiver Agreement at any time.

The following amounts are subject to recapture by the Co-Advisers by the following dates:

April 30, 2018	April 30, 2019	April 30, 2020
$615,962	$736,810	$634,426

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Co-Advisers. Class I shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended April 30, 2017, the Fund paid $171,900 and $326,430 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares, for the year ended April 30, 2017, the Distributor received $179,566 from front-end sales charge of which $25,555 was retained by the Distributor or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the tax years ended October 31, 2016 and October 31, 2015 was as follows:

	Tax Year Ended	Tax Year Ended
	October 31, 2016	October 31, 2015
Ordinary Income	$18,033,123	$15,794,675
Long-Term Capital Gain	—	—
Return of Capital	36,336,347	9,395,008
	$54,369,470	$25,189,683

The components of accumulated earnings/(deficit) on a tax basis as of October 31, 2016, adjusted for activity through fiscal year end April 30, 2017, were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(186,160,754)	$—	$(49,996,575)	$(236,157,329)

The difference between book basis and tax basis unrealized depreciation, accumulated net realized losses from security transactions and accumulated net investment income (loss) is primarily attributable to tax adjustments for partnerships and the tax deferral of losses on wash sales. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $488.

At the Fund’s tax year end of October 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$69,000,923	$111,633,866	$180,634,789

Permanent book and tax differences, primarily attributable to the tax treatment of fund distributions and foreign currency losses, and tax adjustments for partnerships, resulted in reclassification for the tax year ended October 31, 2016, adjusted for activity through fiscal year end April 30, 2017, as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(4,167,597)	$5,516,658	$(1,349,061)

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

6.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and Shareholders of Eagle MLP Strategy Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eagle MLP Strategy Fund (the Fund), as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 14, 2012 (commencement of operations) through April 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle MLP Strategy Fund as of April 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 14, 2012 (commencement of operations) to April 30, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

June 29, 2017

Eagle MLP Strategy Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2017

As a shareholder of the Eagle MLP Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	11/1/16	4/30/17	11/1/16 – 4/30/17	11/1/16 – 4/30/17
Class A	$1,000.00	$1,071.40	$ 8.47	1.65%
Class C	$1,000.00	$1,068.60	$ 12.31	2.40%
Class I	$1,000.00	$1,072.60	$ 7.19	1.40%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	11/1/16	4/30/17	11/1/16 – 4/30/17	11/1/16 – 4/30/17
Class A	$1,000.00	$1,016.61	$ 8.25	1.65%
Class C	$1,000.00	$1,012.89	$ 11.98	2.40%
Class I	$1,000.00	$1,017.85	$ 7.00	1.40%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable a comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 181/365 (to reflect the full half-year period).

**	Annualized.

EAGLE MLP STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office***	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex**** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014) previously, Altegris KKR Commitments Fund (2014-2016)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017) and Altegris KKR Commitments Fund (2014- 2016)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); Greenwich Advisers Trust (2007- 2011); Global Real Estate Fund (2008- 2011); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired since 2011. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007); previously, Lifetime Achievement Mutual Fund, Inc. (2007-2012)

4/30/17 – NLFT_v5

EAGLE MLP STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office***	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex**** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013*****	President of the Trust (2006-2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2017	Assistant Treasurer of the Trust (2006-2017); Senior Vice President - Fund Administration (2012- Present); Vice President (2004 - 2012), Gemini Fund Services, LLC.	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary** Since 2017	Assistant Secretary of the Trust (2012-2017);Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013); Junior Paralegal, Gemini Fund Services, LLC (2008-2010); Legal Assistant, Gemini Fund Services, LLC (2007-2008).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	Andrew Rogers resigned from his position as President of the Trust effective June 1, 2017.

**	James Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

***	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

****	As of May 31, 2017, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

*****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

4/30/17 – NLFT_v5

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT CO-ADVISORS
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

Eagle Global Advisors, LLC
5847 San Felipe, LLC
Houston, TX 77057

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $31,000

2016 - $30,000

(b)	Audit-Related Fees

2017 - None

2016 - None

(c)	Tax Fees

2017 - $10,500

2016 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $10,500

2016 - $10,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/7/17

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 7/7/17